UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 8, 2005

NATIONAL VISION, INC.
(Exact name of registrant as specified in its charter)

Commission File No: 001-16635

Georgia	58-1910859
(State or other jurisdiction of	(I.R.S. employer identification
incorporation or organization)	number)

296 Grayson Highway
Lawrenceville, Georgia 30045
(770)-822-3600
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 8, 2005, the Compensation Committee of the Board of Directors approved the target levels and associated scale of payments of incentive compensation under the Company's Management Incentive Plan (filed as exhibit 10.15 to the Company's Report on Form 10-K for the fiscal year ended January 3, 2004) for the 2005 fiscal year, which are applicable to management (including the executive officers) of the Company.  Incentive payments are computed as a percentage of base salary and are based on attainment of specified levels of pre-tax income. The Compensation Committee has the authority to adjust any performance goals for unusual or unplanned circumstances, favorable or unfavorable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATIONAL VISION, INC.

Date: February 9, 2005	By:	/s/ Paul A. Criscillis, Jr
Paul A. Criscillis, Jr. Senior Vice President, Chief Financial Officer